HSBC FUNDS

HSBC Opportunity Fund
HSBC Opportunity Fund (Class I)
(together, the “Fund”)

Supplement dated April 28, 2022 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2022

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (the “Adviser”), the Board of Trustees of HSBC Funds (the “Board”) recently approved changes to the Fund’s name, principal investment strategy and investment subadviser.1 The Fund’s current investment objective of seeking long-term growth of capital will remain the same, and the Fund will continue to primarily invest in equity securities of small and mid-cap companies, while aggregate management fees will be decreased.

At the recommendation of the Adviser, RadiantESG Global Investors LLC (“RadiantESG”) will replace the Fund’s current investment subadviser. RadiantESG is a women-led and majority diverse-employee-owned investment manager that integrates environmental, social and governance (“ESG”) factors into its systematic investment processes. RadiantESG, which was founded in 2021, is comprised of an investment team that came from Rosenberg Equities, a global investment firm and pioneer in quantitative investing, and brings over sixty years of collective experience investing in U.S., global and emerging markets small and large cap equities.

On or about June 30, 2022 (the “Effective Date”), the Fund’s name will change to “HSBC RadiantESG U.S. Smaller Companies Fund” and RadiantESG will assume sole day-to-day portfolio management responsibilities. Although the Fund’s current investment objective will remain the same and the Fund will continue to primarily invest in equity securities of small and mid-cap companies, the Fund’s principal investment strategy will change. As discussed more fully below, on or after the Effective Date, RadiantESG will use proprietary models to evaluate companies along key fundamental characteristics as well as ESG criteria. In managing the Fund, RadiantESG will seek to identify and invest in companies with compelling fundamentals and attractive ESG profiles. The Fund’s benchmark, the Russell 2500® Growth Index, will remain the same.

In connection with the appointment of RadiantESG, as of the Effective Date, the aggregate management fees will be reduced from 0.80% to 0.60% annually as a percentage of the Fund’s average daily net assets. In addition, as of the Effective Date, the Adviser has contractually agreed to limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 0.90% for Class I Shares (reduced from 1.10%), 1.45% for Class A Shares (reduced from 1.65%), and 2.20% for Class C Shares (reduced from 2.40%) through June 30, 2023. This expense limitation agreement will replace the prior expense limitation agreement as of the Effective Date.
____________________

1 The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Opportunity Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this supplement may use the term “Fund” to include the Portfolio. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the Fund or “feeder fund”) is investing all its assets in a second fund (the Portfolio or “master fund”).

The Fund will initially experience higher portfolio turnover (i.e., the purchase and sale of securities) as part of the transition of day-to-day portfolio management responsibilities to RadiantESG. The proposed repositioning of the Fund’s portfolio will initially result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and could result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the repositioning.

In light of these changes and related transaction costs, shareholders should consider whether the Fund remains an appropriate investment relative to their current financial position and needs. Past performance does not indicate how the Fund will perform in the future. A shareholder may voluntarily redeem his or her shares prior to the Effective Date (or any time thereafter) to the extent that the shareholder wishes to do so. Shareholders may also exchange their Fund shares for shares of the same class of any other HSBC Fund subject to any restrictions set forth under “Shareholder Information – Exchanging Your Shares” in the Prospectus.

Accordingly, on the Effective Date, the Fund’s Prospectus is revised as follows:

All references in the Prospectus and SAI to the “HSBC Opportunity Fund,” “HSBC Opportunity Fund (Class I)” and “HSBC Opportunity Portfolio” are replaced with “HSBC RadiantESG U.S. Smaller Companies Fund,” “HSBC RadiantESG U.S. Smaller Companies Fund (Class I)” and “HSBC RadiantESG U.S. Smaller Companies Portfolio,” respectively.

The following replaces in its entirety the “Summary Section—Fees and Expenses of the Fund—Class A and Class C Shares” section of the Prospectus starting on page 3:

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page 41 of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page 69.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (load) Imposed on
Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class C
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	0.00%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%
Other Operating Expenses	5.95%	5.95%
Total Other Expenses	6.20%	6.20%
Total Annual Fund Operating Expenses[1]	6.80%	7.55%
Fee Waiver and/or Expense Reimbursement[2]	5.35%	5.35%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	1.45%	2.20%

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^ This table reflects the combined fees and expenses for both the Fund and the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”).
1 The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
2 HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (the “Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.45% for Class A Shares and 2.20% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until June 30, 2023. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. The Example takes the Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$640	$1,954	$3,221	$6,194
Class C Shares	$323	$1,736	$3,173	$6,186

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$223	$1,736	$3,173	$6,186

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your cost would be higher.

The following replaces in its entirety the “Summary Section—Fees and Expenses of the Fund—Class I Shares” section of the Prospectus starting on page 10:

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class I
Management Fee	0.60%
Distribution (12b-1) Fee	0.00%
Other Expenses:
Shareholder Servicing Fee	0.00%
Other Operating Expenses	1.08%
Total Other Expenses	1.08%
Total Annual Fund Operating Expenses[1]	1.68%
Fee Waiver and/or Expense Reimbursement[2]	0.78%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	0.90%
____________________

^ This table reflects the combined fees and expenses for both the Fund and the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”).
1 The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
2 HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 0.90% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until June 30, 2023. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. The Example takes the Expense Limitation Agreement into account for the first year only. The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$92	$453	$839	$1,922

The following replaces in its entirety the “Summary Section—Principal Investment Strategies” sections on pages 4 and 11 of the Prospectus:

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund” to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Russell 2500® Growth Index (as of March 31, 2022, between approximately $21 million and $30 billion), the Fund’s broad-based securities market index. The Fund may also invest in equity securities of larger, more established companies.

RadiantESG Global Investors LLC, the Portfolio’s subadviser (“RadiantESG” or the “Subadviser”), uses proprietary models to evaluate companies along key fundamental characteristics as well as environmental, social, and governance (“ESG”) criteria. In managing the Portfolio, RadiantESG seeks to identify and invest in companies with compelling fundamentals and attractive ESG profiles.

The Subadviser’s fundamental view of companies is assessed using two proprietary models: Comprehensive Quality and Stock Sentiment.

●

The Comprehensive Quality Model seeks to identify companies with higher profitability, greater earnings stability, and higher perceived sustainability of earnings as indicated by lower levels of asset growth, lower use of accruals, and other measures.

●	The Stock Sentiment Model seeks to identify companies with attractive earnings revisions, positive industry momentum, and positive news sentiment.

The Subadviser uses its proprietary Positive Change Model to evaluate companies using ESG criteria. The Positive Change Model seeks to identify companies that are “ESG Leaders” (companies believed to have leading ESG positioning in their relevant industries/sectors), “ESG Evolvers” (companies believed to be improving their ESG positioning in their relevant industries/sectors), and “Impact Leaders” (companies with products and services believed to be aligned to the United Nations Sustainable Development Goals (“UNSDGs”)). The Positive Change Model assigns multiple “scores” to each company in the Portfolio’s investment universe based on select ESG and Impact criteria. Company-level E, S, and G scores and combined ESG scores, along with company-level Impact scores (in each case, point in time and trending), are the primary criteria in RadiantESG’s assessment of a company’s ESG profile. The Subadviser believes that these scores convey material information on a company’s operational strengths and weaknesses as well as a company’s positioning with respect to systemic forces (including climate change) that RadiantESG believes will economically affect all companies. The Subadviser uses proprietary and third-party data to assess ESG and Impact exposure to specific criteria, including, for example, greenhouse gas (“GHG”) emissions, water use, diversity, human rights, corporate ethical behavior, and board structure/independence. The importance and weighting of ESG and Impact criteria will vary by industry/sector. RadiantESG defines “Impact” as the percentage of net revenue aligned to the UNSDGs, a globally accepted standard for evaluating investment impact.

RadiantESG uses a “bottom-up” investment process in which: (1) stocks deemed to exhibit excessive tail risk (e.g., micro-cap companies, companies with excessive valuations or volatility, companies that operate in controversial business lines, and companies facing severe controversies) are excluded from the Portfolio’s investment universe and not considered for investment, (2) all of the remaining stocks are analyzed using the Comprehensive Quality, Stock Sentiment, and Positive Change Models, (3) an initial portfolio is constructed from companies scoring highly along both fundamental and ESG criteria, subject to risk management criteria (e.g., industry/sector exposure and position size), and (4) RadiantESG performs a qualitative review before constructing the final Portfolio. The Subadviser will sell a stock if the company no longer exhibits both compelling fundamentals and an attractive ESG profile.

The Subadviser believes that incorporating ESG criteria into its investment process is an important complement to its two fundamental models (Comprehensive Quality and Stock Sentiment). The Subadviser’s objective in evaluating ESG considerations is to identify threats faced by companies, including transition and regulatory risk, as well as investment opportunities associated with the more efficient use of natural resources, more effective use of human resources, and better governance. The Subadviser also believes that attractive ESG characteristics will economically advantage companies relative to their peers, potentially characterized by superior earnings growth, fewer incidents of legal or regulatory action, greater talent attraction and retention, and fewer incidents of value-destroying ethical or governance malfeasance.

The Fund will invest primarily in U.S. common stocks, but may, to a limited extent, invest in other types of securities, such as non-U.S. securities listed on U.S. securities exchanges.

In the “Summary Section—Principal Investment Risks” sections on pages 5 and 12 of the Prospectus, “American Depositary Receipts (“ADRs”) Risk,” “Currency Risk,” “Foreign Securities Risk,” and “Real Estate Investment Trust (“REIT”) Risk” are removed.

In the “Summary Section—Principal Investment Risks” sections on pages 5 and 12 of the Prospectus, the following risks are added:

●

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. In evaluating a company, the Subadviser is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one third-party data provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company. Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by the Subadviser or any third-party research or data providers or any judgment exercised by the Subadviser will reflect the views of any particular investor. The Subadviser’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

●

Model and Data Risk: The Subadviser employs proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by the Subadviser or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

The following replaces in its entirety the first paragraph under the “Summary Section—Performance Bar Chart and Table” sections on pages 7 and 13 of the Prospectus:

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Importantly, prior to June 30, 2022, the Fund had been known as the HSBC Opportunity Fund, and certain of its principal investment strategies differed. Moreover, on June 30, 2022, RadiantESG Global Investors LLC assumed day-to-day management of the Portfolio (replacing the Portfolio’s then-existing subadviser). Performance information set forth below prior to June 30, 2022 reflects the performance of the Portfolio’s former subadviser. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The following replaces in its entirety the “Summary Section—Portfolio Managers” sections on pages 9 and 15 of the Prospectus:

Investment decisions for the Portfolio are made by the investment team at the Subadviser which is led by Kathryn McDonald, co-founder and Head of Investments and Sustainability, and Harry Prabandham, Chief Investment Officer. Mr. Prabandham and Kevin Lin, CFA, Senior Portfolio Manager, are responsible for the day-to-day management of the Portfolio. The RadiantESG Investment Forum, which is chaired by Ms. McDonald, provides oversight of research and investment activities of the investment strategy for the Fund.

The following replaces in its entirety the second paragraph under the “Additional Information About the Fund’s Investment Strategies and Risks—More About Risks and Investment Strategies” section on page 16 of the Prospectus:

The investment objectives and strategies of the Fund are non-fundamental and may be changed without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change in the Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to the Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

The following replaces in its entirety the table under the “Additional Information About the Fund’s Investment Strategies and Risks—Investment Risks of the Fund” section on page 17 of the Prospectus:

● Principal Risk * Additional Risk	Fund
Risk
Allocation	*
Currency	*
ESG Investing	●
Equity Securities	●
Foreign Securities	*
Large Shareholder Transactions	*
Liquidity	*
Market	●
Model and Data	●
Other Investment Companies (including Exchange-Traded Funds)	*
Portfolio Turnover	*
Regulatory	*
REITs	*
Sector Risk	*
Temporary Defensive Position Risk	*

In the “Additional Information About the Fund’s Investment Strategies and Risks—Investment Risks of the Fund” section on page 17 of the Prospectus, “Depositary Receipt Risk”, “MLP Risk”, “Repurchase Agreement Risk”, and “When-Issued Securities Risk” are removed.

In the “Additional Information About the Fund’s Investment Strategies and Risks—Investment Risks of the Fund” section on page 17 of the Prospectus, the following risks are added:

●

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. In evaluating a company, the Subadviser is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one third-party data provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company.

Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by the Subadviser or any third-party research or data providers or any judgment exercised by the Subadviser will reflect the views of any particular investor. The Subadviser’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice. Moreover, the Subadviser’s ESG criteria and ESG-related investment processes may vary from that of other mutual funds or their investment advisers because there are no generally accepted standards for ESG disclosure or evaluation.

●

Model and Data Risk: The Subadviser employs a proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by the Subadviser or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

The use of proprietary quantitative models could be adversely impacted by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes, or various other events or circumstances within or beyond the control of the Subadviser. Certain of these events or circumstances may be difficult, or even impossible, to detect or prevent. The Subadviser’s proprietary quantitative models have been formulated, in part, using historical data, and historical data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market movements, the nature or size of which are inconsistent with the historical performance of individual markets and their relationship to one another or to other macroeconomic events. Models also rely heavily on data that may be licensed from a variety of sources, and the functionality of the models depends, in part, on the timeliness and accuracy of voluminous data inputs.

The following replaces in its entirety the “Sector Risk” paragraph under the “Additional Information About the Fund’s Investment Strategies and Risks—Investment Risks of the Funds” section on page 17 of the Prospectus:

●

Sector Risk: To the extent the Fund focuses its investments in securities of issuers in one or more sectors, the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental, regulatory, or other developments.

The small- and mid-cap sector of the U.S. stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related and health care investments. The value of the Fund’s investments in the small- and mid-cap sector of the stock market will be impacted by developments affecting technology and technology-related and health care stocks generally (e.g., intense competition, rapid obsolescence of products and services, and current and potential government regulation).

The following replaces in its entirety the third and fourth paragraphs under the “Fund Management—The Investment Adviser and Subadviser” section on page 25 of the Prospectus:

RadiantESG Global Investors LLC (“RadiantESG”) serves as subadviser to the Portfolio pursuant to a subadvisory agreement (the “Subadvisory Agreement”) with the Adviser. RadiantESG makes the day-to-day investment decisions and continuously reviews, supervises and administers the Portfolio’s investment program. RadiantESG is a women-led and majority diverse-employee-owned investment manager that specializes in building ESG-integrated investment strategies. All current employees are partners of the firm. RadiantESG, which was founded in 2021, is comprised of an investment team that came from Rosenberg Equities, a global investment firm and pioneer in quantitative investing, and brings over sixty years of collective experience investing in U.S., global and emerging markets small and large cap stocks. Its principal office is located in Danville, California. As of March 31, 2022, RadiantESG had approximately $0.885 million in assets under management.

On June 30, 2022, RadiantESG assumed day-to-day management of the Portfolio. For its services, RadiantESG receives a fee equal on an annual basis to 0.35% of the Portfolio’s average daily net assets. Prior to June 30, 2022, Westfield Capital Management Company, L.P. served as subadviser to the Portfolio and received a fee equal on an annual basis to 0.55% of the Portfolio’s average daily net assets.

The following replaces in its entirety the “Fund Management—Portfolio Managers” section on page 27 of the Prospectus:

Investment decisions for the Portfolio are made by the RadiantESG investment team. The RadiantESG investment team has over sixty years of combined experience in equity investing in small and large cap companies around the globe, as well as depth of knowledge as practitioners in evaluating the intersection between environmental, social and governance considerations and investment insights.

●

Kathryn McDonald is co-founder and Head of Investments and Sustainability. Ms. McDonald leads the firm’s ESG and impact research effort with a heavy focus on investment modeling, data vetting and thematic research. Ms. McDonald, who was previously Head of Sustainable Investing at Rosenberg Equities, has over 27 years of investment and research experience, and also chairs the RadiantESG Investment Forum. She holds a Master of International Management from The American Graduate School of International Management and an undergraduate degree in Economics from Willamette University.

●

Harry Prabandham is a Partner and Chief Investment Officer. Mr. Prabandham is responsible for the overall management of investment strategies including research, portfolio modelling, portfolio construction and portfolio review. Mr. Prabandham, who was previously Head of Multi-factor and Alpha strategies at Rosenberg Equities, has 15 years of investment experience. He also has over 10 years of experience in Quantitative Financial Modeling, M&A and Software Engineering. He has an MBA from The Wharton School at the University of Pennsylvania, a Master of Computer Science from the Indian Statistical Institute and a bachelor’s degree in Mechanical Engineering from Bangalore University.

●

Kevin Lin, CFA, is a Partner and Senior Portfolio Manager. Mr. Lin is responsible for carrying out the investment process including research, portfolio modelling, portfolio construction and portfolio review. Mr. Lin, who was previously Principal Researcher for Multi-Factor and Active Strategies at Rosenberg Equities and lead portfolio manager for small cap strategies, has 18 years of quantitative investment experience. He is a CFA Charterholder and earned a Master of Science in Statistics from Stanford University, a Master of Financial Engineering from the University of California at Berkeley and an undergraduate degree in Atmospheric Sciences from the National Taiwan University.

Additional information about the portfolio managers’ compensation, other accounts managed by these individuals, and their ownership of securities in the Portfolio they manage is available in the SAI. You can obtain a copy of the SAI on the Fund’s website at https://investorfunds.us.hsbc.com.

The following replaces in its entirety the fourth paragraph of the “Investment Advisory And Other Services—Subadviser” section on page 46 of the SAI:

RadiantESG Global Investors LLC, located in Danville, California, is the investment subadviser of the Portfolio. On June 30, 2022, RadiantESG assumed day-to-day management of the Portfolio. For its services, RadiantESG receives a fee equal on an annual basis to 0.35% of the Portfolio’s average daily net assets. RadiantESG is controlled by its two co-founders, Heidi Ridley (Chief Executive Officer) and Kathryn McDonald (Head of Investments & Sustainability). Collectively, they own over 95% of the firm’s outstanding voting shares.

The following replaces in its entirety the “Investment Advisory And Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers” section on page 47 of the SAI:

Set forth below is information about the other accounts managed by the portfolio managers of the Portfolio as of March 31, 2022.

RadiantESG (Subadviser to the Portfolio)

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets (in millions) by Account Type			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathryn McDonald	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0
Harry Prabandham	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0
Kevin Lin	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0

The following replaces in its entirety the “Investment Advisory And Other Services—Portfolio Managers—Portfolio Manager Compensation Structure” section on page 47 of the SAI:

Members of the RadiantESG investment team may be eligible to receive various components of compensation:

●	Investment team members receive a base salary commensurate with industry standards.
●

Investment team members are also eligible to participate in the firm’s incentive compensation program including profits interest awards and discretionary bonuses based on the employee’s individual contributions to its client experience (performance delivery and client support and partnership), creativity and innovation in ideas that benefit its clients and the firm, embodying the firm’s values, and adhering to the firm’s governance structure.

●

Investment team members are also partners of the firm and equity shareholders. Equity ownership aligns employee interests with those of their clients and allows for collective, long-term, economic participation in the firm’s success.

The following replaces in its entirety the “Investment Advisory And Other Services—Portfolio Managers—Potential Conflicts of Interest” section on page 48 of the SAI:

The simultaneous management of multiple accounts by the RadiantESG investment team can create a possible conflict of interest as the team must allocate its time across multiple accounts. This may result in the portfolio managers allocating unequal attention and time to the management of each client portfolio as each has different objectives, benchmarks, and investment restrictions. RadiantESG’s proprietary investment research is applied to portfolio modeling and portfolio construction for each investment strategy. The resulting model portfolio is used consistently for each client portfolio in the same strategy.

RadiantESG established its Investment Forum to provide recommendations and oversight of investment research, models, products, strategies, portfolio management, and trading matters. Members of the RadiantESG Investment Forum oversee the adherence to risk tolerances, portfolio positioning, and performance. Proxy voting and engagement practices are also in the scope of their reviews. Client portfolios with similar investment objectives are reviewed as a group by the Investment Forum, as a matter of practice. Any discrepancies identified are researched and reviewed and any resulting exceptions or remedial actions are documented.

Trading practices must be fair to all clients. RadiantESG seeks to obtain best execution for client transactions. Considering that RadiantESG may have limited access to certain broker-dealers until it achieves a certain scale with regard to the amount of assets under management, the following steps are taken when selecting broker-dealers to execute client trades. RadiantESG’s CCO, in conjunction with the Investment Forum:

●	works to create a list of approved broker-dealers to execute client trades.
●	periodically and systematically monitors and evaluates the execution and performance capabilities of the broker-dealers on the approved list.

When selecting broker-dealers to execute client trades, the determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution. In making this determination, RadiantESG’s policy is to consider the full range of the broker’s services, including without limitation the value of any research provided, if applicable, execution capabilities, financial responsibility, administrative resources, responsiveness and commission rates. At this time, RadiantESG does not have directed brokerage relationships for its clients and does not select broker-dealers for trade execution based on the receipt of third-party research services. The RadiantESG Investment Forum also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Personal accounts may give rise to conflicts of interest. RadiantESG and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients, including the Portfolio. RadiantESG has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. RadiantESG’s CCO reviews personal trading activity regularly.

RadiantESG manages a separate vehicle with the same investment strategy as the Portfolio, which was seeded by one of RadiantESG’s co-founders with the intention of later converting this vehicle into an institutional commingled fund that would enable other RadiantESG employees and third parties to invest in this vehicle. This creates an incentive for the firm to favor this vehicle. To help ensure all clients are treated equitably and fairly, the CCO conducts periodic reviews of client portfolio(s) to ensure procedures have been followed and any potential conflicts of interest are mitigated.

This Supplement should be retained with your Prospectus and SAI for future reference.

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